UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	☒
Filed by party other than the registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240. 14a-12

FORUM MARKETS, INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! FORUM MARKETS, INCORPORATED 2875 SOUTH OCEAN BLVD. SUITE 100 PALM BEACH, FL 33480 FORUM MARKETS, INCORPORATED 2026 Annual Meeting Vote by August 18, 2026 11:59 PM ET You invested in FORUM MARKETS, INCORPORATED and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on August 19, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 5, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com , (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com . If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. STOCKHOLDER MEETING REGISTRATION: To vote and/or attend the meeting, go to “shareholder meeting registration” link at www.proxyvote.com . Vote Virtually at the Meeting* August 19, 2026 10:00 A.M. Eastern Time Virtually at: www.virtualshareholdermeeting.com/FRMM2026 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # T01439 - P55242

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com , be sure to click “Delivery Settings”. For 1. Election of Class II Directors Nominees: 1) McAndrew Rudisill 2) Ryan Smith 3) Jason New For 2. To approve an advisory resolution on Named Executive Officer compensation. For 3. To ratify the appointment of M&K CPAs, PLLC, as Forum Markets, Incorporated’s independent registered accounting firm for the fiscal year ending December 31, 2026 . NOTE: Such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof. Voting Items Board Recommends T01440 - P55242